Exhibit 99.4

CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

(Unaudited — Prepared by Management)

(Expressed in US Dollars)

Six Months Ended June 30, 2012 and May 31, 2011

Corporate Head Office

2300-1177 West Hastings Street
Vancouver, BC

Canada

V6E 2K3

Tel: 604-683-6332

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

1

INTERNATIONAL TOWER HILL MINES LTD.

June 30, 2012 and May 31, 2011

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS

(Expressed in US Dollars - Unaudited)

	Note	June 30, 2012	December 31, 2011

ASSETS

Current
Cash and cash equivalents		$29,321,179	$54,712,073
Marketable securities		180,551	297,443
Accounts receivable		54,728	460,970
Prepaid expenses		311,189	182,747
Advance to contractors		890,000	480,000

Total current assets		30,757,647	56,133,233

Property and equipment	3	109,161	124,981
Capitalized acquisition costs	4	55,050,778	53,045,871

Total assets		85,917,586	109,304,085

Current liabilities
Accounts payable and accrued liabilities		7,946,478	10,319,615

Non-current liabilities
Derivative liability	5	21,100,000	20,800,000

Total liabilities		29,046,478	31,119,615

Equity
Share capital		207,186,847	207,186,847
Contributed surplus		22,330,983	19,382,616
Accumulated other comprehensive income		3,613,681	3,524,125
Deficit		(176,260,403)	(151,909,118)

Total equity		56,871,108	78,184,470

Total liabilities and equity		$85,917,586	$109,304,085

Nature of Operations and Liquidity (note 1)

Commitments (note 9)

Subsequent Events (note 11)

On behalf of the Board:

“Anton Drescher” (signed)	Director	“Timothy Haddon”(signed)	Director
Mr. Anton J. Drescher		Mr. Timothy J. Haddon

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in US Dollars - Unaudited)

		Three Months Ended		Six Months Ended
	Note	June 30, 2012	May 31, 2011	June 30, 2012	May 31, 2011

Operating Expenses
Consulting fees		$228,164	$288,188	$489,050	$421,570
Depreciation		7,908	20,711	15,820	29,106
Insurance		78,844	53,789	147,005	117,217
Investor relations	6	67,686	271,970	181,051	485,249
Mineral property exploration costs		11,833,137	11,134,042	16,955,013	17,994,794
Office		32,800	72,309	77,189	149,612
Other		17,039	30,993	39,018	66,340
Professional fees	6	125,167	203,698	252,273	356,493
Regulatory		44,840	88,926	128,447	99,698
Rent		58,134	49,600	122,919	97,212
Travel		76,176	92,413	147,580	153,009
Wages and benefits	6	2,916,576	1,253,296	6,179,212	1,968,731

Total operating expenses		(15,486,471)	(13,559,935)	(24,734,577)	(21,939,031)

Other income (expense)
Gain (loss) on foreign exchange		448,164	49,881	427,744	(99,341)
Interest income		28,987	320,155	113,600	585,476
Income from mineral property earn-in		—	216,152	141,948	216,152
Spin-out cost		—	(6,288)	—	(64,836)
Unrealized gain (loss) on derivative liability	5	2,100,000	—	(300,000)	—

Total Other income (expense)		2,577,151	579,900	383,292	637,451

Net loss for the period		(12,909,320)	(12,980,035)	(24,351,285)	(21,301,580)

Other comprehensive income (loss)
Unrealized loss on marketable securities		(137,218)	(145,485)	(159,690)	(154,800)
Exchange difference on translating foreign operations		(562,931)	558,833	249,246	8,087,628

Other comprehensive income (loss) for the period		(700,149)	413,348	89,556	7,932,828

Total comprehensive income (loss) for the period		$(13,609,469)	$(12,566,687)	$(24,261,729)	$(13,368,752)

Basic and diluted loss per share		$(0.15)	$(0.15)	$(0.28)	$(0.25)

Weighted average number of shares outstanding		86,683,919	86,326,236	86,683,919	85,409,511

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Expressed in US Dollars - Unaudited)

	Number of shares	Share capital	Contributed surplus	Accumulated other comprehensive income (loss)	Deficit	Total

Balance, November 30, 2010	84,943,155	$197,827,051	$13,789,881	$(406,320)	$(87,297,581)	$123,913,031
Private placement	230,764	1,924,702	—	—	—	1,924,702
Exercise of options	1,475,000	4,693,727	—	—	—	4,963,727
Share-based payments	—	—	508,322	—	—	508,322
Reallocation from contributed surplus	—	2,467,271	(2,467,271)	—	—	—
Share issuance costs	—	(40,608)	—	—	—	(40,608)
Unrealized gain (loss) on available for sale securities	—	—	—	(154,800)	—	(154,800)
Exchange difference on translating foreign operations	—	—	—	8,087,628	—	8,087,628
Net loss	—	—	—	—	(21,301,580)	(21,301,580)
Balance, May 31, 2011	86,648,919	206,872,143	11,830,932	7,526,508	(108,599,161)	117,630,422
Exercise of options	35,000	221,119	—	—	—	221,119
Share-based payments	—	—	7,645,269	—	—	7,645,269
Reallocation from contributed surplus	—	93,585	(93,585)	—	—	—
Unrealized gain (loss) on available for sale securities	—	—	—	(357,473)	—	(357,473)
Exchange difference on translating foreign operations	—	—	—	(3,644,910)	—	(3,644,910)
Net Loss	—	—	—	—	(43,309,957)	(43,309,957)
Balance, December 31, 2011	86,683,919	207,186,847	19,382,616	3,524,125	(151,909,118)	78,184,470
Share-based payments	—	—	2,948,367	—	—	2,948,367
Unrealized gain (loss) on available for sale securities	—	—	—	(159,690)	—	(159,690)
Exchange difference on translating foreign operations	—	—	—	249,246	—	249,246
Net Loss	—	—	—	—	(24,351,285)	(24,351,285)

Balance, June 30, 2012	86,683,919	$207,186,847	$22,330,983	$3,613,681	$(176,260,403)	$56,871,108

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS

(Expressed in US Dollars - Unaudited)

		Six Months Ended
	Note	June 30, 2012	May 31, 2011
Operating Activities
Loss for the period		$(24,351,285)	$(21,301,580)
Add items not affecting cash:
Depreciation		15,820	29,106
Share-based payments	6	2,948,367	508,322
Mineral property earn-in		(41,948)	(119,169)
Unrealized loss on derivative liability	5	300,000	—
(Gain) loss on foreign exchange		—	99,341
Changes in non-cash items:
Accounts receivable		520,707	(63,239)
Prepaid expenses		(130,173)	(190,857)
Advance to contractors		(410,000)	(274,639)
Accounts payable and accrued liabilities		(2,379,722)	1,146,975
Cash used in operating activities		(23,528,234)	(20,165,740)

Financing Activities
Issuance of share capital		—	6,618,429
Share issuance costs		—	(40,608)
Cash provided by financing activities		—	6,577,821

Investing Activities
Capitalized acquisition costs		(2,004,907)	—
Expenditures on property and equipment		—	(70,684)
Cash used in investing activities		(2,004,907)	(70,684)

Effect of foreign exchange on cash		142,247	7,897,527

Decrease in cash and cash equivalents		(25,390,894)	(5,761,076)
Cash and cash equivalents, beginning of the period		54,712,073	120,527,952

Cash and cash equivalents, end of the period		$29,321,179	$114,766,876

Supplemental cash flow information (note 10)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

1.                                      NATURE OF OPERATIONS AND LIQUIDITY

International Tower Hill Mines Ltd. (“ITH” or the “Company”) is incorporated under the laws of British Columbia, Canada.  The Company’s head office address is 2300-1177 West Hastings Street, Vancouver, British Columbia, Canada.  International Tower Hill Mines Ltd. consists of ITH and its wholly owned subsidiaries Tower Hill Mines, Inc. (“TH Alaska”) (an Alaska corporation), Tower Hill Mines (US) LLC (“TH US”) (a Colorado limited liability company), Livengood Placers, Inc. (“LPI”) (a Nevada corporation), and 813034 Alberta Ltd. (an Alberta corporation).  The Company is in the business of acquiring, exploring and evaluating mineral properties, and either joint venturing or developing these properties further or disposing of them when the evaluation is completed.  At June 30, 2012, the Company was in the exploration stage and controls a 100% interest in its Livengood project in Alaska, U.S.A.

These unaudited condensed consolidated interim financial statements have been prepared on a going-concern basis, which presume the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future.

The business of mining and exploration involves a high degree of risk and there can be no assurance that current exploration programs will result in profitable mining operations.  The Company has no source of revenue, and has significant cash requirements to meet its administrative overhead and maintain its mineral property interests.  The recoverability of amounts shown for capitalized acquisition costs is dependent on several factors.  These include the discovery of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete the development of these properties, and future profitable production or proceeds from disposition of capitalized acquisition costs.  The success of the above initiatives cannot be assured.  In the event that the Company is unable to obtain the necessary financing in the short-term, it may be necessary to defer certain discretionary expenditures and other planned activities.

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These unaudited condensed consolidated interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).  These condensed consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements for the period ended December 31, 2011.  The Board of Directors approved these condensed consolidated interim financial statements issued in accordance with US GAAP on March 12, 2013.  Amounts presented in these interim condensed consolidated financial statements are presented in US dollars unless otherwise noted.  References to C$ refer to Canadian dollars.

Change of fiscal year end

The Company changed its fiscal year end from May 31 to December 31 during 2011.  This change was made to better align the Company’s financial reporting with its operational and budgeting cycle as well as to align the financial reporting to those of other industry participants in the mineral resource exploration, development and production sectors.  As a result of the Company changing its fiscal year end to December 31, these condensed consolidated interim financial statements are for the six month period ended June 30, 2012 and are presented in comparative form with the six month period ended May 31, 2011.  Due to the change in year end, amounts presented in these condensed consolidated interim financial statements may not be comparable and therefore these condensed consolidated interim financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the period ended December 31, 2011.

Basis of consolidation

These condensed consolidated interim financial statements include the accounts of ITH and its wholly owned subsidiaries.  All intercompany transactions and balances have been eliminated.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Significant judgments, estimates and assumptions

The preparation of financial statements in accordance with US GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period.  These judgments, estimates and assumptions are continuously evaluated and are based on management’s experience and knowledge of the relevant facts and circumstances.  While management believes the estimates to be reasonable, actual results could differ from those estimates and could impact future results of operations and cash flows.

The areas which require significant judgment and estimates that management has made at the financial reporting date, that could result in a material change to the carrying amounts of assets and liabilities, in the event actual results differ from the assumptions made, relate to, but are not limited to the following:

Significant estimates

a)             the fair value determination and inputs used in the valuation of the derivative liability;

b)             the inputs used in determining the fair value of share-based payments upon granting of stock options;

c)              amounts of provisions, if any, for environmental rehabilitation and restoration.

Significant judgments

a)             the determination of functional currencies; and

b)             the analysis of resource calculations, drill results, labwork, etc. which can impact the Company’s assessment of impairments, and calculation of provisions, if any, for environmental rehabilitation and restoration.

Cash and cash equivalents

Cash equivalents include highly liquid investments with original maturities of three months or less, and which are subject to an insignificant risk of change in value.  Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes.

Marketable securities

Marketable securities held in companies with an active market are classified as available-for-sale securities.  Available-for-sale securities are recorded at fair value in the financial statements with unrealized gains and losses recorded in accumulated other comprehensive income.  Accumulated unrealized gains and losses are recognized in the statement of operations upon the sale of the security.

Property and equipment

On initial recognition, property and equipment are valued at cost.  Property and equipment is subsequently measured at cost less accumulated depreciation, less any accumulated impairment losses, with the exception of land which is not depreciated. Depreciation is recorded over the estimated useful life of the assets at the following annual rates:

Computer equipment - 30% declining balance;

Computer software - 3 years straight line;

Furniture and equipment - 20% declining balance; and

Leasehold improvements - straight-line over the lease term.

Additions during the year are depreciated at one-half the annual rates.  Depreciation methods, useful lives and residual values are reviewed at each financial year-end and adjusted if appropriate.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Mineral properties and exploration and evaluation expenditures

The Company’s mineral project is currently in the exploration and evaluation phase.  Mineral property acquisition costs are capitalized when incurred.  Mineral property exploration costs are expensed as incurred.  At such time that the Company determines that a mineral property can be economically developed in accordance with US GAAP, subsequent mineral property expenses will be capitalized during the development of such property.

The Company assesses interests in exploration properties for impairment when facts and circumstances suggest that the carrying amount of an asset may exceed its recoverable amount.  Impairment analysis includes assessing the carrying amount of mineral properties and future obligations compared to estimated future cash flows.

Asset retirement obligations

The Company records a liability based on the best estimate of costs for site closure and reclamation activities that the Company is legally or constructively required to remediate and recorded at the time environmental disturbance occurs.  The provision for closure and reclamation liabilities is estimated using expected cash flows based on engineering and environmental reports and accreted to full value over time through periodic charges to income.  The Company does not have any material provisions for environmental rehabilitation as of December 31, 2012.

Derivative

Derivative financial liabilities include the Company’s future contingent payment valued using estimated future gold prices.  Derivatives are initially recognized at their fair value on the date the derivative contract is entered into and are subsequently re-measured at their fair value at each reporting period with changes in the fair value recognized in profit and loss.

Income taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the asset and liability method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion or the entire deferred tax asset will not be recognized.

Net loss per share

Basic loss per share is calculated using the weighted average number of common shares outstanding during the period.  Diluted loss per share reflects the potential dilution that could occur if securities or contracts that may require the issuance of common shares in the future were converted, unless the impact is anti-dilutive.

Stock-based compensation

The Company follows the provisions of ASC 718 “Compensation - Stock Compensation”, which establishes accounting for equity based compensation awards to be accounted for using the fair value method.  The Company uses the Black-Scholes option pricing model to determine the grant date fair value of the awards.  Compensation expense is measured at the grant date and recognized over the requisite service period, which is generally the vesting period.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Other comprehensive income

Components of other comprehensive income/loss consist of unrealized gains/losses on available-for-sale securities and cumulative translation adjustments on foreign subsidiaries.  Unrealized gains/losses on available-for-sale securities are net of any realized gains or losses on the sale of securities or impairment losses.

Recently adopted accounting pronouncements

During 2012 the Company transitioned its accounting from IFRS to US GAAP.  The transition was made retrospectively for all periods from the Company’s inception on May 26, 1978.  The transition to US GAAP included adoption of any relevant accounting pronouncements effective for fiscal periods ended prior to March 31, 2012.

3.                                      PROPERTY AND EQUIPMENT

	Furniture and Equipment	Computer Equipment	Computer Software	Leasehold Improvements	Total
Cost
Balance at December 31, 2011	$53,220	$186,327	$78,703	$18,294	$336,544
Additions	—	—	—	—	—
Disposals	—	—	—	—	—
Balance at June 30, 2012	$53,220	$186,327	$78,703	$18,294	$336,544

	Furniture and Equipment	Computer Equipment	Computer Software	Leasehold Improvements	Total
Depreciation and impairment losses:

Balance at December 31, 2011	$(13,958)	$(100,608)	$(78,703)	$(18,294)	$(211,563)
Depreciation for the period	(3,926)	(11,894)	—	—	(15,820)
Disposals	—	—	—	—	—
Balance at June 30, 2012	$(17,884)	$(112,502)	$(78,703)	$(18,294)	$(227,383)

Carrying amounts
At December 31, 2011	$39,262	$85,719	$—	$—	$124,981
At June 30, 2012	$35,336	$73,825	$—	$—	$109,161

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

4.                                      CAPITALIZED ACQUISITION COSTS

During the six months ended June 30, 2012 the Company capitalized acquisition costs for mineral properties of $2,004,907; there were no capitalized acquisition costs for the six months ended May 31, 2011.

The following table presents costs incurred for exploration and evaluation activities for the six months ended June 30, 2012 and May 31, 2011.

	June 30, 2012	May 31, 2011
Exploration costs:
Aircraft services	$948,432	$185,879
Assay	458,406	1,284,918
Drilling	3,700,574	4,796,361
Environmental	1,714,650	—
Equipment rental	918,582	1,493,981
Field costs	4,055,101	3,101,559
Geological/geophysical	4,585,863	5,772,954
Land maintenance & tenure	318,737	1,028,242
Legal	95,821	22,612
Surveying and mapping	119,050	—
Transportation and travel	39,797	308,288
Total expenditures for the period	$16,955,013	$17,994,794

Livengood Property

The Livengood property is located in the Tintina gold belt approximately 110 kilometres north of Fairbanks, Alaska.  The property is approximately 145 square kilometres and consists of fee land leased from the Alaska Mental Health Trust, a number of smaller private mineral leases, Alaska state mining claims purchased or located by the Company and patented ground held by the Company.

Details of the leases are as follows:

1)             a lease of the Alaska Mental Health Trust mineral rights having an initial term of three years commencing July 1, 2004, subject to two extensions of three years each and subject to further extension beyond June 30, 2013 by payment of a flat annual fee of 125% of the last rate paid for advance minimum royalties and diligent pursuit of development.  The lease requires work expenditures of $10/acre/year in years 1 - 3, $20/acre/year in years 4-6 and $30/acre/year in years 7- 9 and advance minimum royalties of $5/acre/year in years 1 - 3, $15/acre/year in years 4- 6, $25/acre/year in years 7-9, and 125% of the year 9 payment in subsequent years (all of which advance minimum royalties are recoverable from production royalties).  An NSR production royalty of between 2.5% and 5.0% (depending upon the price of gold) is payable to the lessor with respect to the lands subject to this lease.  In addition, an NSR production royalty of l% is payable to the lessor with respect to the unpatented federal mining claims subject to lease 2) below and an NSR production royalty of between 0.5% and 1.0% (depending upon the price of gold) is payable to the lessor with respect to the lands acquired by the Company as a result of the LPI share purchase transaction described below.

2)             a lease of federal unpatented lode mining claims having an initial term of ten years commencing on April 21, 2003 and continuing for so long thereafter as advance minimum royalties are paid and mining related activities, including exploration, continue on the property or on adjacent properties controlled by the Company.  The lease requires an advance minimum royalty of $50,000 on or before each anniversary date, (all of which minimum royalties are recoverable from production royalties).  An NSR production royalty of between 2% and 3% (depending on the price of gold) is payable to the lessors.  The Company may purchase 1% of the royalty for $1,000,000.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

4.                                      CAPITALIZED ACQUISITION COSTS (Cont’d)

3)             a lease of patented lode claims having an initial term of ten years commencing January 18, 2007, and continuing for so long thereafter as advance minimum royalties are paid.  The lease requires an advance minimum royalty of $20,000 on or before each anniversary date beginning January 18, 2011 through January 18, 2017 and $25,000 on or before each subsequent anniversary (all of which minimum royalties are recoverable from production royalties).  An NSR production royalty of 3% is payable to the lessors.  The Company may purchase all interests of the lessors in the leased property (including the production royalty) for $1,000,000 (less all minimum and production royalties paid to the date of purchase), of which $500,000 is payable in cash over four years following the closing of the purchase and the balance of $500,000 is payable by way of the 3% NSR production royalty.

4)             a lease of unpatented federal lode mining and federal unpatented placer claims having an initial term of ten years commencing on March 28, 2007, and continuing for so long thereafter as advance minimum royalties are paid and mining related activities, including exploration, continue on the property or on adjacent properties controlled by the Company.  The lease requires an advance minimum royalty of $15,000 on or before each anniversary date, (all of which minimum royalties are recoverable from production royalties).  The Company is required to pay the lessor the sum of $250,000 upon making a positive production decision, payable $125,000 within 120 days of the decision and $125,000 within a year of the decision (all of which are recoverable from production royalties).  An NSR production royalty of 2% is payable to the lessor.  The Company may purchase all of the interest of the lessor in the leased property (including the production royalty) for $1,000,000.

Livengood land purchases

In December 2011, the Company completed a transaction to acquire certain mining claims and related rights in the vicinity of the Livengood Project.  This acquisition included both mining claims and all of the shares of LPI.  These assets were purchased for aggregate consideration of $36,600,000 allocated between cash consideration of $13,500,000 and a contingent consideration with an estimated fair value of $23,100,000.  The contingent consideration has been accounted for as a derivative liability based on the five-year average daily gold price per troy ounce (“Average Gold Price”) from the date of the acquisition (see note 5).  The contingent consideration (payable in December 2016) is $23,148 for every dollar that the Average Gold Price exceeds $720/oz. If the Average Gold Price is less than $720/oz, there will be no additional contingent payment.  The subject ground was previously vacant or was used for placer gold mining.

Mineral property title

The acquisition of title to mineral properties is a detailed and time-consuming process.  The Company has taken reasonable steps to verify title to mineral properties in which it has an interest.  Although the Company has taken every reasonable precaution to ensure that legal title to its properties is properly recorded in the name of the Company, there can be no assurance that such title will ultimately be secured.

Environmental Expenditures

The operations of the Company may in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restoration costs.  Both the likelihood of new regulations and their overall effect upon the Company vary greatly and are not predictable.  The Company’s policy is to meet standards set by relevant legislation by application of technically proven and economically feasible measures.

The Company has not recorded any material provisions for environmental rehabilitation as of June 30, 2012.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

5.                                      DERIVATIVE LIABILITY

As discussed in note 4 above, the Company acquired certain mining claims and related rights in the vicinity of the Livengood Gold Project located near Fairbanks, Alaska.  The aggregate consideration was $13,500,000 in cash plus an additional contingent payment based on the five-year average daily gold price (“Average Gold Price”) from the date of the acquisition.  The contingent payment will equal $23,148 for every dollar that the Average Gold Price exceeds $720 per troy ounce.  If the Average Gold Price is less than $720, there will be no additional contingent payment.

At initial recognition on December 13, 2011 the derivative liability was valued at $23,100,000.  The key assumption used in the valuation of the derivative is the estimate of the future Average Gold Price.  The estimate of the future Average Gold Price was determined using a forward curve on future gold prices as published by the CME Group.  The CME Group represents the merger of the Chicago Mercantile Exchange (CME), the Chicago Board of Trade (CBOT), the New York Mercantile Exchange (NYMEX) and its commodity exchange division, Commodity Exchange, Inc. (COMEX).  Using this forward curve, the Company estimated an Average Gold Price five years from the date of acquisition of $1,720 per ounce of gold.

The fair value of the derivative liability and the estimated Average Gold Price are as follows:

	Fair value	Average Gold Price/oz.
Derivative value at December 13, 2011	$23,100,000	$1,720
Unrealized (gain) loss for the period	(2,300,000)
Derivative value at December 31, 2011	20,800,000	$1,619
Unrealized (gain) loss for the period	300,000
Derivative value at June 30, 2012	$21,100,000	$1,633

6.                                      SHARE CAPITAL

Authorized

500,000,000 common shares without par value.

Share issuances

There were no share issuances during the six months ended June 30, 2012.

Stock options

On January 9, 2012 the Company granted incentive stock options to an employee of the Company to purchase 30,000 common shares in the capital of the Company.  The options are exercisable on or before January 9, 2017 at a price of C$4.60 and will vest as to 10,000 shares on January 9, 2012, 10,000 shares on January 9, 2013 and the balance on January 9, 2014.

On January 3, 2012, the Company granted incentive stock options to an officer of the Company to purchase 650,000 common shares in the capital stock of the Company.  The options are exercisable on or before January 3, 2017 at a price of C$4.43 per share and will vest as to 216,666 shares on January 3, 2012, 216,666 shares on January 3, 2013 and the balance on January 3, 2014.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

6.                                SHARE CAPITAL (Cont’d)

A summary of the status of the stock option plan as of June 30, 2012, and December 31, 2011 and changes is presented below:

	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Number of Options	Weighted Average Exercise Price (C$)	Number of Options	Weighted Average Exercise Price (C$)
Balance, beginning of the period	7,215,000	$7.48	4,600,000	$7.24
Granted	680,000	$4.44	2,700,000	$7.87
Exercised	—	$—	(35,000)	$(6.57)
Expired	(2,885,000)	$(7.39)	—	$—
Cancelled	(250,000)	$(7.09)	(50,000)	$(6.96)
Balance, end of the period	4,760,000	$7.12	7,215,000	$7.48

The weighted average remaining life of options outstanding at June 30, 2012 was 2.39 years.

Stock options outstanding are as follows:

	June 30, 2012			December 31, 2011
Expiry Date	Exercise Price (C$)	Number of Options	Exercisable	Exercise Price (C$)	Number of Options	Exercisable
January 12, 2012	$—	—	—	$7.95	250,000	250,000
April 14, 2012	$—	—	—	$7.34	2,635,000	2,635,000
August 19, 2012	$6.57	1,165,000	1,165,000	$6.57	1,365,000	1,365,000
January 10, 2013	$9.15	215,000	215,000	$9.15	265,000	198,750
July 28, 2013	$7.47	950,000	950,000	$7.47	950,000	950,000
May 9, 2016	$8.35	1,000,000	666,667	$8.35	1,000,000	333,333
August 23, 2016	$8.07	650,000	216,667	$8.07	650,000	216,667
November 15, 2016	$5.64	100,000	33,333	$5.64	100,000	33,333
January 3, 2017	$4.43	650,000	216,667	$—	—	—
January 9, 2017	$4.60	30,000	10,000	$—	—	—
		4,760,000	3,473,334		7,215,000	5,982,083

Share-based payments

During the six month period ended June 30, 2012, the Company granted 680,000 stock options with a fair value of C$1,799,345, calculated using the Black-Scholes option pricing model.  Share-based payment charges for the six months ended June 30, 2012 totaled $2,948,367 (May 31, 2011 - $508,322).

During the seven month period ended December 31, 2011, the Company granted 2,700,000 stock options with a fair value of C$10,894,938, calculated using the Black-Scholes option pricing model.  Share-based payment charges for the seven months ended December 31, 2011 totaled $7,645,269 for continuing operations.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

6.                                SHARE CAPITAL (Cont’d)

The following weighted average assumptions were used for the Black-Scholes option pricing model calculations:

	June 30, 2012	December 31, 2011
Expected life of options	4 years	4 years
Risk-free interest rate	1.31%	1.77%
Annualized volatility	68.18%	71.80%
Dividend rate	0.00%	0.00%
Exercise price	$4.44	$7.87

The expected volatility used in the Black-Scholes option pricing model is based on the historical volatility of the Company’s shares.

Share-based payment charges for the three months ended June 30, 2012 of $1,062,378 (May 31, 2011 - $508,322) were allocated as follows:

Three months ended June 30, 2012	Before allocation of share-based payment charges	Share-based payment charges	After allocation of share-based payment charges

Consulting	$191,386	$36,778	$228,164
Wages and benefits	1,890,976	1,025,600	2,916,576

		$1,062,378

Share-based payment charges for the six months ended June 30, 2012 of $2,948,367 (May 31, 2011 - $508,322) were allocated as follows:

Six months ended June 30, 2012	Before allocation of share-based payment charges	Share-based payment charges	After allocation of share-based payment charges

Consulting	$415,492	$73,558	$489,050
Investor relations expense	179,579	1,472	181,051
Professional fees	251,880	393	252,273
Wages and benefits	3,306,268	2,872,944	6,179,212

		$2,948,367

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

7.                                      RELATED PARTY TRANSACTIONS AND BALANCES

During the six month periods ended June 30, 2012 and May 31, 2011, the Company entered into the following transactions with related parties:

Management compensation

Key management includes those persons having authority and responsibility for planning, directing and controlling the activities of the entity and include the Company’s non-employee Directors, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer and General Counsel, as well as certain other officers.  Key management personnel compensation comprised:

	June 30, 2012	May 31, 2011
Fees, wages and benefits	$1,039,473	$575,495
Share-based payments	2,771,268	143,865
	$3,810,741	$719,360

Transactions with other related parties

Paid or accrued $23,503 (May 31, 2011 - $27,551) in professional fees, rent and administration to companies with common officers and directors.

Paid or accrued $5966 (May 31, 2011 - $nil) in rent to an officer.

At June 30, 2012, included in accounts payable and accrued liabilities was $15,000 (December 31, 2011 - $10,763) in expenses owing to officers and directors of the Company and $4,579 (December 31, 2011 - $53,086) to companies related by common directors and officers.

The Company has entered into a retainer agreement dated August 1, 2008 with Lawrence W. Talbot Law Corporation (“LWTLC”), pursuant to which LWTLC agrees to provide legal services to the Company.  Pursuant to the retainer agreement, the Company has agreed to pay LWTLC an annual retainer of C$50,000 (plus applicable taxes and disbursements).  The retainer agreement may be terminated by LWTLC on reasonable notice, and by the Company on one year’s notice (or payment of one year’s retainer in lieu of notice).  A director and shareholder of LWTLC was an officer of the Company until June 30, 2012.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

8.                                      SEGMENTED INFORMATION

The Company has one operating segment, being the exploration and development of mineral properties.  The Company’s assets are located in the United States and Canada.

	Canada	United States	Total
June 30, 2012
Capitalized acquisition costs	$—	$55,050,778	$55,050,778
Property and equipment	20,412	88,749	109,161
Current assets	28,774,247	1,983,400	30,757,647
Total assets	$28,794,659	$57,122,927	$85,917,586

December 31, 2011
Capitalized acquisition costs	$—	$53,045,871	$53,045,871
Property and equipment	22,880	102,101	124,981
Current assets	47,106,247	9,026,986	56,133,233
Total assets	$47,129,127	$62,174,958	$109,304,085

Three months ended	June 30, 2012	May 31, 2011

Net loss for the period — Canada	$(984,704)	$(1,081,472)
Net loss for the period - United States	(11,924,616)	(11,898,563)

Net loss for the period	$(12,909,320)	$(12,980,035)

Six months ended	June 30, 2012	May 31, 2011

Net loss for the period — Canada	$(3,344,123)	$(1,627,378)
Net loss for the period - United States	(21,007,162)	(19,674,202)

Net loss for the period	$(24,351,285)	$(21,301,580)

9.                                      COMMITMENTS

a)             Commitments for mineral properties (note 4).

b)             The Company has entered into several office and warehouse lease agreements with options to renew expiring on July 31, 2013.  Future minimum lease payments for the next five fiscal years are as follows:

2013	$215,476
2014	105,212
2015	6,092
2016	6,092
2017	6,092
2018 and thereafter	6,092
$345,056

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Six Months Ended June 30, 2012 and May 31, 2011

(Expressed in US Dollars - Unaudited)

10.                               SUPPLEMENTAL CASH FLOW INFORMATION

	Six months ended
	June 30, 2012	May 31, 2011

Interest paid	$—	$—
Income taxes paid	$146,172	$—

11.                               SUBSEQUENT EVENTS

On July 12, 2012, the Company announced the arrangement of a non-brokered private placement financing (the “Offering”) of common shares to raise gross proceeds of up to C$29.6 million.  The Offering will occur in two stages.  The first stage will consist of up to 9,458,308 common shares of the Company at a price of C$2.60 per common share for gross proceeds of approximately C$24.6 million.  This portion of the financing closed on August 3, 2012.  The second stage of the Offering will consist of that number of common shares that, when valued at a price equal to a 10% discount from the five day volume weighted average price for the common shares as at September 10, 2012, will equal up to C$5 million (3,000,000 shares maximum).  Closing of the second stage is anticipated on or before September 21, 2012.